EXHIBIT 99.3

THIS SUBORDINATED NOTE (THE "NOTE") AND THE INDEBTEDNESS EVIDENCED HEREBY HAVE BEEN SUBORDINATED TO CERTAIN OBLIGATIONS OF THE OBLIGORS (AS DEFINED BELOW) PURSUANT TO A SUBORDINATION AGREEMENT DATED THE DATE HEREOF, AMONG, INTER ALIA, THE HOLDER (AS DEFINED BELOW), GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT, AND THE OTHER PARTIES SIGNATORIES THEREOF, AS SUCH SUBORDINATION AGREEMENT MAY BE AMENDED FROM TIME TO TIME (THE "SUBORDINATION AGREEMENT"). PAYMENTS ON THIS NOTE BY THE OBLIGORS TO THE HOLDER MAY ONLY BE MADE IN ACCORDANCE WITH, AND SUBJECT TO, THE TERMS AND CONDITIONS OF THE SUBORDINATION AGREEMENT. ANY SALE, PLEDGE, TRANSFER, ASSIGNMENT OR OTHER HYPOTHECATION OF THIS NOTE BY THE HOLDER TO ANY PERSON OR ENTITY SHALL BE VOID AND INEFFECTIVE UNLESS SUCH TRANSFEREE OR ASSIGNEE AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF THE SUBORDINATION AGREEMENT IN THE MANNER PROVIDED FOR IN THE SUBORDINATION AGREEMENT.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE SALE IS MADE IN ACCORDANCE WITH AN EXEMPTION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND THE PARENT RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

SUBORDINATED NOTE

[__]

$[_________] Date: May 14, 2003

CUSIP #: 04623#AB1

FOR VALUE RECEIVED, ASTEC INDUSTRIES, INC. ("Parent") and ASTEC FINANCIAL SERVICES, INC. ("Financial"; Parent and Financial are each referred to herein as an "Obligor" and collectively referred to as the "Obligors"), hereby, jointly and severally, unconditionally promise to pay to the order of [__________________] (hereafter, together with any holder set forth hereof, called "Holder"), at the offices of the Holder and using the payment instructions set forth on Schedule 1 attached hereto, or at such other place as the Holder may designate in writing to the Obligors, in lawful money of the United States of America, and in immediately available funds, the principal sum of [__________________________] DOLLARS ($[__________]), together with interest on the principal balance from time to time outstanding hereunder (computed on the basis of a 360-day year of twelve 30-day months) from the date hereof until paid in full at a per annum rate equal to 8.935%.

Repayment

The principal of this Note, and all accrued interest thereon, shall be due and payable in full in a single installment on October 31, 2008.

Interest shall accrue on any amount past due hereunder (whether at the stated maturity or any accelerated maturity hereunder) at a rate equal to 10.935% ("Overdue Interest"). All such interest shall be due and payable on demand.

Redemption

Notwithstanding the face amount of this Note, the Obligors may redeem each $1000 of outstanding principal of this Note by delivering to the Holder in cash an amount (the "Redemption Amount") equal to the product of (i) the principal amount of the Note to be redeemed multiplied by (ii) the percentage (the "Redemption Percentage") set forth below corresponding to the date on which such redemption shall occur (the "Redemption Date") in accordance with the table below:

Redemption Date Redemption Percentage

On or before October 31, 2003 40.0%

On or before October 31, 2004 60.0%

On or before October 31, 2005 70.0%

On or before October 31, 2006 80.0%

On or before October 31, 2007 90.0%

The Obligors shall pay all interest accrued on the principal amount of the Note so redeemed on the Redemption Date. In the event the Obligors elect to redeem all or a portion of this Note, the Obligors shall give the Holder written notice (a "Notice of Redemption") of such election not less than 15 calendar days but not more than 30 calendar days prior to the proposed Redemption Date at the address of such Holder set forth on Schedule 1 attached hereto. The Notice of Redemption shall set forth the amount of principal of this Note to be redeemed, the Redemption Date, the applicable Redemption Percentage and the Redemption Amount. The delivery of such a Notice of Redemption shall be irrevocable and the applicable Redemption Amount, together with all accrued but unpaid interest on the principal amount of the Note to be redeemed to the Redemption Date, shall be due and payable on the Redemption Date. The redemption of a principal amount of this Note in the manner specified above, together with the payment of all accrued interest on the principal amount so redeemed to the Redemption Date, shall constitute a full and final satisfaction of such principal and accrued interest thereon. Notwithstanding the foregoing, in the event that at any time prior to the Redemption Date, the Holder chooses to exercise the conversion rights set forth hereinbelow for all or any portion of the principal amount of this Note, then such conversion shall take precedence over a redemption hereunder and the provisions of this redemption section shall only apply as to that portion of the principal amount included in the Redemption Notice and not so converted.

Conversion

Subject to the provisions of this Section, at the option of the Holder, at any time, the principal amount of this Note, plus any accrued but unpaid interest thereon, may be converted into shares of the Parent's common stock, $.20 par value per share (the "Common Stock") at the Conversion Price, determined as provided below.

The conversion of principal of this Note shall be based (i) if the conversion occurs on or prior to October 31, 2003, on the corresponding Redemption Amount with respect to the amount of such principal so to be converted that would otherwise be payable by the Obligors had such amount of principal been redeemed by the Obligors plus accrued interest to the date of conversion, all in accordance with the table set forth above and the period such conversion takes place and (ii) if the conversion occurs at any time after October 31, 2003, on the principal amount due upon maturity of this Note plus accrued interest to the date of such conversion. Accordingly, upon conversion of all or a portion of this Note, the Holder shall be entitled to receive one share of Common Stock for each Eight Dollars and Seventeen Cents ($8.17) ("Conversion Price") of (x) in the case of (i) above, the Redemption Amount that would otherwise be payable by the Obligors had the Obligors elected to redeem the Note at the time of conversion plus accrued but unpaid interest through the Conversion Date and (y) in the case of (ii) above, the principal amount that will be due upon maturity of this Note plus accrued but unpaid interest through the Conversion Date. No fractional shares of Common Stock shall be issued upon the conversion of this Note. Instead of a fraction of a share of Common Stock that would otherwise be issuable upon conversion of this Note, the Parent shall pay a cash adjustment in respect of such fraction of a share of Common Stock in an amount equal to the same fractional interest of the Conversion Price. The Parent shall pay all taxes and other charges in respect of the issuance of shares of Common Stock to the Holder upon such conversion.

The Conversion Price shall be adjusted for any stock dividends, stock splits, subdivisions, reclassification, combinations or similar events by multiplying such Conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator shall be the number of shares outstanding immediately after giving effect to such event. An adjustment made pursuant to this paragraph shall become effective immediately after the date of such event. Promptly after any adjustment in the Conversion Price pursuant to this paragraph, the Parent shall give written notice to the Holder of the Conversion Price following such adjustment, together with a schedule of computations of such adjustment and confirmation from the Parent's auditors of such adjustment.

In the event of any capital reorganization of the Parent, any reclassification of the stock of the Parent (other than a change in par value or from par value to no par value or from no par value to par value), or any consolidation or merger of the Parent, this Note shall after such reorganization, reclassification, consolidation, or merger be convertible into the kind and number of shares of stock or other securities or property of the Parent or of the corporation resulting from such consolidation or surviving such merger to which the Holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of such Note would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

If the Parent shall propose to take any action of the types described in the paragraph above, the Parent shall give notice to the Holder which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the Notes. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

In order to exercise the right of conversion pursuant to this Section, the Holder shall give five days written notice to the Parent that the Holder has elected to convert this Note. Following receipt of such conversion notice, the Holder shall surrender this Note to the Parent at its principal office. Upon receipt of the Note so surrendered by the Holder, the Parent shall issue and deliver to the Holder the certificate or certificates or other document evidencing the shares of Common Stock issuable on such conversion (and, in the event less than the entire principal amount of the Note is redeemed, a new Note in a principal amount equal to the unredeemed portion and containing the substantially identified terms to this Note). Such conversion shall be deemed to have been effected at the close of business on the date of surrender of the Note to the Parent (the "Conversion Date") and the Holder shall be deemed to have become a holder of record of the shares of Common Stock of the Parent into which a principal amount of this Note was converted.

Accredited Investor Representation

By receipt of the Note, the Holder represents and warrants to the Parent that the Holder (a) is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D as promulgated under the Securities Act, (b) alone or together with its advisors is an investor experienced in the evaluation of businesses similar to the Parent's business, and has such knowledge and experience in financial, business and other relevant matters as to be competent and fully capable of examining all the merits, risks and other aspects of the contemplated investment on its own and to make an informed decision with respect thereto, (c)  has the ability to bear the economic risks of this investment which could include the loss of some or all of its investment and has sufficient other assets such that the loss of all its investment in the Parent would not have a material adverse effect on its financial condition or adversely affect its ability to maintain its present operations and (d) has been afforded prior to the date hereof the opportunity to ask questions of, and to receive answers from, the Parent and its representatives and has received from the Parent all other information concerning the contemplated investment that it has requested.

Distributions

So long as any portion of this Note remains unpaid or not converted, the Obligors will not, and will not permit any of their Subsidiaries (as defined in the Subordination Agreement) to, at any time declare or make, or incur any liability to declare or make, any Distribution.

"Distribution" means:

    dividends or other distributions or payments in respect of capital stock of either Obligor or any of its respective Subsidiaries (except distributions in such stock or distributions by Subsidiaries to an Obligor or other Subsidiaries of the Obligors);

    the redemption or acquisition of such stock or of warrants, rights or other options to purchase capital stock of Parent (except when solely in exchange for such stock and except pursuant to employment agreements and arrangements entered into in the ordinary course of business with non-executive level employees) unless made, contemporaneously, from the net proceeds of a sale of capital stock; and

    any payment to any stockholder of either Obligor in the nature of consulting or management fees (except for compensation or consulting arrangements entered into in the ordinary course of business or otherwise approved by the disinterested members of the Board of Directors of the Parent).

Conditions to Closing

Your obligation to accept this Note is subject to the fulfillment to your satisfaction, prior to or at the date of closing (the "Closing"), of the following conditions:

    Representation and Warranties. The representations and warranties of the Obligors in this Note shall be correct at the time of the Closing.

    Performance; No Default. Each Obligor shall have performed and complied with all agreements and conditions contained in this Note required to be performed or complied with by it prior to or at the Closing and after giving effect to this issue and sale of this Note, no Event of Default shall have occurred and be continuing.

    Compliance Certificates.

      Officer's Certificate. Each Obligor shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in paragraphs (a) and (b) above have been fulfilled.

      Secretary's Certificate. Each Obligor shall have delivered to you a certificate certifying as to the resolutions, by-laws and articles of incorporation attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Note.

    Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing from Alston & Bird, counsel for the Obligors, covering such matters the Holder or its counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinion to you).

    Payment of Principal and Accrued Interest. The Holders shall have received all principal and accrued interest on the private placement notes previously issued by the Obligors to the Holder.

    Payment of Special Counsel Fees. The Obligors shall have paid on or before the Closing the fees, charges and disbursements of the Holders special counsel to the extent reflected in a statement of such counsel rendered to the Obligors at least one Business Day prior to the Closing.

    Private Placement Number. A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Note and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

Representations and Warranties of the Obligors

The Obligors, jointly and severally, represent and warrant to you that, as of the date hereof:

    Organization, Power and Authority. Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, reasonably be expected to have a material adverse effect on the Obligors and their Subsidiaries, taken as a whole. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Note and to perform the provisions hereof and thereof.

    Authorization, etc. This Note has been duly authorized by all necessary corporate action on the part of each Obligor, and this Note constitutes, a legal, valid and binding obligation of each Obligor enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by each Obligor of this Note will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any lien in respect of any property of either Obligor under, any agreement, note or indenture relating to indebtedness having a principal amount in excess of $50.0 million to which either Obligor is a party or the corporate charter or by-laws of either Obligor, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to the either Obligor or (iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to either Obligor where such violation would not reasonably be expected to have a material adverse effect on the Obligors and their Subsidiaries, taken as a whole.

    Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery or performance by the Obligors of this Note.

    The creation, issuance and sale of the common stock issuable upon conversion of this Note has been duly authorized by all necessary corporate action on the part of the Parent (any approvals by the stockholders of the Parent required by law, by the Certificate of Incorporation or By-laws of the Parent, or otherwise having been duly obtained.

    The Parent has, as of the date hereof, reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Notes. The shares of common stock distributable upon conversion of this Note shall at no time have a par value per share in excess of the Conversion Price.

Events of Default

Each of the following events shall constitute an "Event of Default" under this Note: (i) failure of the Obligors to pay any principal, interest or other amount due hereunder when due; (ii) either Obligor shall (a) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, liquidation, winding up or composition for adjustment of debts; (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (e) make a general assignment for the benefit of creditors or; (f) to be adjudicated as insolvent or to be liquidated; (iii) a case or other proceeding shall be commenced against either Obligor in any court of competent jurisdiction seeking (a) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or (b) the appointment of a trustee, receiver, custodian, liquidator or the like for the Obligor or all or any substantial part of the assets, domestic or foreign, of the Obligor and the continuance of such case for a period of 60 days; (iv) failure of the Obligors to comply with any other provision hereunder and the continuance of such failure for a period of thirty days after the earlier of (x) an executive officer obtaining knowledge of such failure or (y) written notice thereof has been given by the Holder to the Obligors; or (v) either Obligor is in default (as principal or as guarantor or surety) in the payment of any principal, premium or interest on any indebtedness for money borrowed in excess of $50,000,000 in principal amount beyond any period of grace or either Obligor is in default in the performance or compliance with any term of any evidence of such amount of indebtedness, or any other condition exists, and, in each of the foregoing events set forth in this subparagraph (v), as a consequence of such default or condition, such indebtedness has become, or has been declared, due and payable prior to its stated maturity or before its regularly scheduled dates of payment.

Upon the occurrence of an Event of Default (other than an Event of Default described in clause (ii) or (iii) of the definition thereof), all of the indebtedness and obligations of the Obligors hereunder, at the option of the Holder, may be immediately declared, and thereupon shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (ii) or (iii) of the definition thereof, all of the indebtedness and obligations of the Obligors hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

Additional Provisions

The Obligors shall pay all expenses incurred by the Holder in the collection of this Note, including, without limitation, the reasonable fees and disbursements of counsel to the Holder actually incurred if this Note is collected by or through an attorney-at-law.

Time is of the essence of this Note.

All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and each Obligor.

Each Obligor hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever in connection with the enforcement of this Note after an Event of Default hereunder.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES.

This Note shall be binding upon the successors and assigns of the Obligors. A Holder of this Note may assign or transfer this Note to any person or entity with the written consent of each Obligor, in accordance with the terms of the legends set forth at the beginning of this Note. Neither Obligor may assign any of its obligations hereunder to any person or entity.

The obligations of the Obligors hereunder shall be joint and several and each Obligor shall be liable for the full amounts due hereunder without regard to the discharge, waiver, bankruptcy, liquidation or release of the other Obligor.

Any notice to be given hereunder shall be in writing, shall be sent if to the Holder at the Holder's address as specified in Schedule 1 attached hereto or, if to the Obligors, at the Obligors' address set forth below their signature hereto, as the case may be, and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered.

[Signatures on Next Page]

IN WITNESS WHEREOF, the Obligor has duly executed and delivered this Subordinated Note as of the date and year first written above.

ASTEC INDUSTRIES, INC.

By: /s/ F. McKamy Hall

Title: Treasurer

ASTEC FINANCIAL SERVICES, INC.

By: /s/ Albert E. Guth

Title: President

Address for Notices:

4101 Jerome Avenue

Chattanooga, Tennessee 37407

Attn: Chief Financial Officer